UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2018

QS

U.S. SMALL

CAPITALIZATION

EQUITY FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS U.S. Small Capitalization Equity Fund for the twelve-month reporting period ended December 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

II	QS U.S. Small Capitalization Equity Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended December 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth was delayed due to the partial shutdown of the U.S. government.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on December 31, 2018, the unemployment rate was 3.9%, versus 4.1% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In December 2018, 20.5% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

The Federal Reserve Board (the “Fed”)ii continued tightening monetary policy during the reporting period, as it raised interest rates four times in 2018 and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiii at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, after the reporting period ended, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ….”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

QS U.S. Small Capitalization Equity Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the U.S., at the time of investment or other investments with similar economic characteristics. The Fund normally intends to hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Indexi in terms of economic sector weightings and market capitalization but may depart from this if we believe it to be in the best interests of the Fund. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”).

At QS Investors, LLC, the Fund’s subadviser, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. We use a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Fund’s investable universe on a daily basis according to a variety of fundamental measures of relative attractiveness.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Calendar year 2018 marked the first down year for U.S. equities since 2008; the S&P 500 Indexii dropped 4.38% on a total return basis for the twelve-month reporting period ended December 31, 2018, after seven of the last nine years having exhibited double digit growth. U.S. small capitalization stocks fared worse, with the Russell 2000 Index down 11.01% for the reporting period.

This was a reporting period marked by significant volatility, which arguably began in the first calendar quarter of 2018 when, despite a backdrop of solid and synchronized global economic growth, most major equity markets, including the U.S., entered correction territory in early February 2018. This downturn was followed by a rally and, as the quarter progressed, markets alternated abruptly between “risk-on” to “risk-off” periods. Investor fears of rapid interest rate increases, potential trade wars between the U.S. and China, as well as the possible regulation of the technology industry, caused several sell-offs. The U.S. equity market saw more than 20 days in the first calendar quarter of 2018 with gains or losses of more than 1%.

Equity market performance in the second calendar quarter of 2018 was positive in the U.S. and only a few other developed markets. As in 2017 and the start of 2018, equity market performance was driven by a narrow segment of stocks. Despite bouts of volatility during the first half of 2018, a rally in momentum/growth stocks persisted, as investors seemed to be focused on seeking growth while disregarding valuations. Corporate earnings data was positive, setting the stage for the Federal Reserve Board (the “Fed”)iii to hike rates in June 2018.

In the third calendar quarter or 2018, the U.S. equity market again had the best regional performance, with many U.S. equity indices, including the Russell 2000 Index, reaching new highs in September 2018. A variety of positive economic and macro data points provided support to equities, including below-average volatility, low jobless claims, strength in manufacturing data, and rising consumer confidence.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	1

Fund overview (cont’d)

Extreme market volatility was again evident in the final quarter of 2018, with a brief movement into bear market territory. U.S. equity markets exhibited large daily moves in both directions throughout the fourth quarter, selling-off in October 2018, rebounding in November and then in December 2018, experiencing the steepest monthly decline since February 2009. In December 2018, losses were pervasive across geography, sector and market cap, and in the U.S., small-capitalization stocks, as measured by the Russell 2000 Index dropped by 11.90%. A confluence of factors drove equity markets to their worst month of the decade, including the trade conflict between the U.S. and China, and a partial shutdown of the U.S. government amid disagreement over the Federal budget. Moreover, investor sentiment shifted abruptly from “risk-on” to “risk-off”, causing a significant rotation in terms of style and sector. Low beta and high dividend stocks took the leadership off the narrow group of growth/momentum stocks which had been driving returns over the first three quarters of the reporting period. Cyclical sectors sold off, while more defensive sectors held their ground. Returns for the fourth quarter of 2018 were negative across sectors, virtually all in double digits, led down most significantly by the Energy, Materials and HealthCare sectors. While still negative, the Utilities sector was the best performing at approximately negative 2%. Despite this rotation, U.S. equity markets continued to be narrowly driven; only rewarding the least risky segments of the market.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we’ve made several enhancements to our process including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor selection, as well as macro-level tools to identify regimes that are more favorable/unfavorable toward certain factor strategies.

Performance review

For the twelve months ended December 31, 2018, Class I shares of QS U.S. Small Capitalization Equity Fund returned -15.41%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned -11.01% for the same period. The Lipper Small-Cap Core Funds Category Average1 returned -12.66% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 968 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

Performance Snapshot as of December 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
QS U.S. Small Capitalization Equity Fund:
Class A	-19.78%	-15.58%
Class A2	-19.95%	-15.82%
Class C	-20.09%	-16.18%
Class FI	-19.87%	-15.73%
Class I	-19.76%	-15.41%
Class IS	-19.66%	-15.33%
Russell 2000 Index	-17.35%	-11.01%
Lipper Small-Cap Core Funds Category Average[1]	-16.69%	-12.66%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2018, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.19%, 1.39%, 1.95%, 1.28%, 0.92% and 0.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual operating fund expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 1.50% for Class A2 shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.00% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager has also agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, so that annual operating expenses will not exceed 1.20% for Class A shares, 1.40% for Class A2 shares, 1.95% for

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 978 funds for the six-month period and among the 968 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	3

Fund overview (cont’d)

Class C shares, 1.20% for Class FI shares and 0.90% for Class I shares These arrangements are expected to continue until December 31, 2020, but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Sector allocation was the leading contributor to relative performance for the reporting period, especially an overweight to Information Technology (“IT”) sector which was the best performing sector in the benchmark, while still modestly negative. An underweight to the Energy sector, which had the largest negative return for the period, almost -40% in the benchmark, was also a contributor. Stock selection in the Health Care and Utilities sectors also contributed to relative return.

At the security level the leading contributors to performance were Molina Healthcare Inc., which announced earnings that were much better than expected in August 2018 and returned over 75% for the reporting period, followed by Etsy Inc. (“Etsy”). Etsy had a return for the reporting period in triple digits. Third quarter earnings for Etsy beat estimates, and they raised revenue guidance for the year. Insperity, Inc., a leading provider of human resources and business performance solutions which massively outperformed competitors in its space, was also a strong contributor, with a return of over 62% during the reporting period.

Q. What were the leading detractors from performance?

A. Stock selection overall detracted from relative return for the reporting period, especially in the IT, Consumer Discretionary and Industrials sectors. At the security level, the leading detractor from performance was Penn National Gaming Inc., which owns and manages gaming and racing facilities and video gaming terminal operations and had a negative return of almost 40%. KB Home, whose growth potential was impacted by rising land and labor costs along with interest rate hikes, and Manitowoc Co., Inc., which is part of the farm and construction machinery industry, were also leading detractors with negative returns of approximately 40% and 60%, respectively, during the reporting period.

Thank you for your investment in QS U.S. Small Capitalization Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

January 24, 2019

RISKS: Equity securities are subject to market and price fluctuations. Investments in small-cap companies may involve greater risks and volatility than investments in larger, more established companies. Small-cap companies may have limited product lines, operating

4	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

histories, markets or financial resources. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2018 were: Etsy Inc. (1.0%), Insperity Inc. (0.8%), PNM Resources Inc. (0.8%), MGIC Investment Corp. (0.8%), Essent Group Ltd. (0.7%), Emergent BioSolutions Inc. (0.7%), Sanderson Farms Inc. (0.7%), EMCOR Group Inc. (0.7%), KB Home (0.7%) and IBERIABANK Corp. (0.7%). Please refer to pages 11 through 23 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2018 were: Financials (17.5%), Information Technology (16.9%), Health Care (16.4%), Industrials (14.0%) and Consumer Discretionary (11.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2018 and December 31, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

6	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-19.78%	$1,000.00	$802.20	1.10%	$5.00	Class A	5.00%	$1,000.00	$1,019.66	1.10%	$5.60
Class A2	-19.95	1,000.00	800.50	1.35	6.13	Class A2	5.00	1,000.00	1,018.40	1.35	6.87
Class C	-20.09	1,000.00	799.10	1.79	8.12	Class C	5.00	1,000.00	1,016.18	1.79	9.10
Class FI	-19.87	1,000.00	801.30	1.20	5.45	Class FI	5.00	1,000.00	1,019.16	1.20	6.11
Class I	-19.76	1,000.00	802.40	0.90	4.09	Class I	5.00	1,000.00	1,020.67	0.90	4.58
Class IS	-19.66	1,000.00	803.40	0.75	3.47	Class IS	5.00	1,000.00	1,021.42	0.75	3.82

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/18	-15.58%	-15.82%	-16.18%	-15.73%	-15.41%	-15.33%
Five Years Ended 12/31/18	2.56	2.34	1.81	2.51	2.90	3.00
Ten Years Ended 12/31/18	N/A	N/A	N/A	11.16	11.59	N/A
Inception* through 12/31/18	12.16	8.07	11.32	—	—	7.74

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/18	-20.45%	-20.68%	-16.93%	-15.73%	-15.41%	-15.33%
Five Years Ended 12/31/18	1.36	1.13	1.81	2.51	2.90	3.00
Ten Years Ended 12/31/18	N/A	N/A	N/A	11.16	11.59	N/A
Inception* through 12/31/18	11.49	7.03	11.32	—	—	7.74

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/5/09 through 12/31/18)	211.57%
Class A2 (Inception date of 10/31/12 through 12/31/18)	61.39
Class C (Inception date of 2/5/09 through 12/31/18)	189.27
Class FI (12/31/08 through 12/31/18)	188.08
Class I (12/31/08 through 12/31/18)	199.33
Class IS (Inception date of 3/23/12 through 12/31/18)	65.68

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, I and IS shares are February 5, 2009, October 31, 2012, February 5, 2009, January 9, 2003, March 13, 2000 and March 23, 2012, respectively.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of QS U.S. Small Capitalization Equity Fund vs. Russell 2000 Index† — December 2008 - December 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of QS U.S. Small Capitalization Equity Fund on December 31, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2018. The hypothetical illustration also assumes a $1,000,000 investment in the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I share’s performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

Schedule of investments

December 31, 2018

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Common Stocks — 99.4%
Communication Services — 3.4%
Diversified Telecommunication Services — 0.7%
Cogent Communications Holdings Inc.	22,337	$1,009,856
Intelsat SA	8,500	181,815	*
Total Diversified Telecommunication Services		1,191,671
Entertainment — 0.7%
Glu Mobile Inc.	45,000	363,150	*
World Wrestling Entertainment Inc., Class A Shares	11,500	859,280
Total Entertainment		1,222,430
Interactive Media & Services — 1.0%
Cargurus Inc.	20,000	674,600	*
Yelp Inc.	26,000	909,740	*
Total Interactive Media & Services		1,584,340
Media — 0.6%
Gray Television Inc.	20,793	306,489	*
Media General Inc., CVR	20,404	0	(a)(b)(c)
Sinclair Broadcast Group Inc., Class A Shares	25,554	673,092
Total Media		979,581
Wireless Telecommunication Services — 0.4%
Boingo Wireless Inc.	28,963	595,769	*
Total Communication Services		5,573,791
Consumer Discretionary — 11.4%
Auto Components — 1.1%
Dana Inc.	52,495	715,507
Tenneco Inc., Class A Shares	15,985	437,829
Tower International Inc.	24,899	592,596
Total Auto Components		1,745,932
Distributors — 0.2%
Core-Mark Holding Co. Inc.	13,000	302,250
Diversified Consumer Services — 0.5%
Sotheby’s	10,197	405,229	*
Weight Watchers International Inc.	8,900	343,095	*
Total Diversified Consumer Services		748,324
Hotels, Restaurants & Leisure — 2.9%
BJ’s Restaurants Inc.	17,648	892,459
Bloomin’ Brands Inc.	30,501	545,663
Boyd Gaming Corp.	33,000	685,740
Dine Brands Global Inc.	8,200	552,188

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	11

Schedule of investments (cont’d)

December 31, 2018

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Hotels, Restaurants & Leisure — continued
Jack in the Box Inc.	5,000	$388,150
Marriott Vacations Worldwide Corp.	10,568	745,150
Penn National Gaming Inc.	53,548	1,008,309	*
Total Hotels, Restaurants & Leisure		4,817,659
Household Durables — 1.4%
Hooker Furniture Corp.	4,329	114,026
KB Home	59,574	1,137,863
La-Z-Boy Inc.	16,432	455,331
MDC Holdings Inc.	21,061	592,025
Total Household Durables		2,299,245
Internet & Direct Marketing Retail — 1.0%
Etsy Inc.	35,850	1,705,384	*
Leisure Products — 0.6%
Johnson Outdoors Inc., Class A Shares	3,147	184,855
Malibu Boats Inc., Class A Shares	9,249	321,865	*
MasterCraft Boat Holdings Inc.	9,932	185,728	*
Sturm Ruger & Co. Inc.	4,703	250,294
Total Leisure Products		942,742
Multiline Retail — 0.3%
Big Lots Inc.	20,114	581,697
Specialty Retail — 2.4%
Abercrombie & Fitch Co., Class A Shares	47,824	958,871
Christopher & Banks Corp.	29,729	13,830	*
DSW Inc., Class A Shares	21,621	534,038
Express Inc.	84,802	433,338	*
Genesco Inc.	20,196	894,683	*
Hibbett Sports Inc.	34,650	495,495	*
Office Depot Inc.	57,534	148,438
Signet Jewelers Ltd.	13,500	428,895
Total Specialty Retail		3,907,588
Textiles, Apparel & Luxury Goods — 1.0%
Crocs Inc.	23,100	600,138	*
Deckers Outdoor Corp.	7,853	1,004,791	*
Vera Bradley Inc.	11,552	99,001	*
Total Textiles, Apparel & Luxury Goods		1,703,930
Total Consumer Discretionary		18,754,751
Consumer Staples — 2.1%
Beverages — 0.4%
Boston Beer Co. Inc., Class A Shares	1,300	313,092	*

See Notes to Financial Statements.

12	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Beverages — continued
National Beverage Corp.	4,300	$308,611
Total Beverages		621,703
Food & Staples Retailing — 0.5%
Andersons Inc.	11,154	333,393
Ingles Markets Inc., Class A Shares	3,127	85,117
Rite Aid Corp.	160,000	113,328	*
SpartanNash Co.	10,615	182,366
United Natural Foods Inc.	9,500	100,605	*
Total Food & Staples Retailing		814,809
Food Products — 0.8%
Dean Foods Co.	57,795	220,199
Sanderson Farms Inc.	12,023	1,193,763
Total Food Products		1,413,962
Personal Products — 0.4%
Medifast Inc.	5,400	675,108
Total Consumer Staples		3,525,582
Energy — 3.4%
Energy Equipment & Services — 0.8%
C&J Energy Services Inc.	28,345	382,657	*
Exterran Corp.	18,078	319,981	*
KLX Energy Services Holdings Inc.	1,800	42,210	*
Mammoth Energy Services Inc.	7,643	137,421
Noble Corp. PLC	49,100	128,642	*
Pioneer Energy Services Corp.	86,393	106,263	*
Superior Energy Services Inc.	68,873	230,725	*
Total Energy Equipment & Services		1,347,899
Oil, Gas & Consumable Fuels — 2.6%
Arch Coal Inc., Class A Shares	3,800	315,362
Bonanza Creek Energy Inc.	14,199	293,493	*
California Resources Corp.	18,000	306,720	*
Delek US Holdings Inc.	33,000	1,072,830
Denbury Resources Inc.	106,000	181,260	*
Green Plains Inc.	7,867	103,137
HighPoint Resources Corp.	90,208	224,618	*
PDC Energy Inc.	8,000	238,080	*
Peabody Energy Corp.	12,985	395,783
REX American Resources Corp.	4,374	297,913	*
SM Energy Co.	26,000	402,480

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	13

Schedule of investments (cont’d)

December 31, 2018

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
World Fuel Services Corp.	19,500	$417,495
Total Oil, Gas & Consumable Fuels		4,249,171
Total Energy		5,597,070
Financials — 17.5%
Banks — 8.3%
Banc of California Inc.	39,004	519,143
Bancorp Inc.	28,071	223,445	*
Berkshire Hills Bancorp Inc.	11,701	315,576
Cadence BanCorp	22,500	377,550
Cathay General Bancorp	10,834	363,264
Columbia Banking System Inc.	17,807	646,216
Community Trust Bancorp Inc.	5,122	202,882
Customers Bancorp Inc.	17,448	317,554	*
First BanCorp	99,920	859,312
First Commonwealth Financial Corp.	32,646	394,364
First Interstate BancSystem Inc., Class A Shares	14,092	515,204
First Merchants Corp.	25,598	877,243
First Midwest Bancorp Inc.	35,692	707,059
Fulton Financial Corp.	30,500	472,140
Hancock Whitney Corp.	11,253	389,916
Hanmi Financial Corp.	36,708	723,148
Heartland Financial USA Inc.	7,467	328,175
Hilltop Holdings Inc.	28,482	507,834
Home BancShares Inc.	14,771	241,358
Hope Bancorp Inc.	24,900	295,314
IBERIABANK Corp.	17,493	1,124,450
OFG Bancorp	27,642	454,987
Opus Bank	23,551	461,364
Sandy Spring Bancorp Inc.	5,042	158,016
The Bank of N.T. Butterfield & Son Ltd.	6,100	191,235
Triumph Bancorp Inc.	3,700	109,890	*
United Community Banks Inc.	43,076	924,411
Wintrust Financial Corp.	12,500	831,125
Total Banks		13,532,175
Capital Markets — 1.7%
BrightSphere Investment Group PLC	52,000	555,360
Evercore Inc., Class A Shares	11,800	844,408
Federated Investors Inc., Class B Shares	21,000	557,550

See Notes to Financial Statements.

14	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Capital Markets — continued
Manning & Napier Inc.	26,502	$46,643
Stifel Financial Corp.	17,000	704,140
Total Capital Markets		2,708,101
Consumer Finance — 0.6%
Consumer Portfolio Services Inc.	15,173	45,671	*
Enova International Inc.	28,567	555,914	*
EZCORP Inc.	40,000	309,200	*
Nelnet Inc., Class A Shares	2,527	132,263
Total Consumer Finance		1,043,048
Insurance — 2.6%
American Equity Investment Life Holding Co.	26,035	727,418
CNO Financial Group Inc.	26,328	391,761
Genworth Financial Inc., Class A Shares	68,425	318,860	*
Heritage Insurance Holdings Inc.	25,501	375,375
Primerica Inc.	4,071	397,777
Safety Insurance Group Inc.	7,100	580,851
Third Point Reinsurance Ltd.	49,000	472,360	*
Universal Insurance Holdings Inc.	26,340	998,813
Total Insurance		4,263,215
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Ladder Capital Corp.	35,032	541,945
PennyMac Mortgage Investment Trust	34,558	643,470
Total Mortgage Real Estate Investment Trusts (REITs)		1,185,415
Thrifts & Mortgage Finance — 3.6%
Axos Financial Inc.	37,000	931,660	*
Essent Group Ltd.	35,836	1,224,874	*
Flagstar Bancorp Inc.	6,500	171,600	*
Meridian Bancorp Inc.	11,180	160,098
Meta Financial Group Inc.	16,530	320,517
MGIC Investment Corp.	118,000	1,234,280	*
NMI Holdings Inc., Class A Shares	27,539	491,571	*
PennyMac Financial Services Inc.	12,383	263,263
Radian Group Inc.	52,518	859,194
WSFS Financial Corp.	6,500	246,415
Total Thrifts & Mortgage Finance		5,903,472
Total Financials		28,635,426
Health Care — 16.4%
Biotechnology — 6.4%
ACADIA Pharmaceuticals Inc.	36,700	593,439	*

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	15

Schedule of investments (cont’d)

December 31, 2018

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Biotechnology — continued
Achillion Pharmaceuticals Inc.	89,796	$142,776	*
Acorda Therapeutics Inc.	21,148	329,486	*
AMAG Pharmaceuticals Inc.	19,712	299,425	*
Amicus Therapeutics Inc.	27,466	263,124	*
Aptevo Therapeutics Inc.	13,113	16,654	*
Arena Pharmaceuticals Inc.	5,471	213,095	*
Avid Bioservices Inc.	12,641	51,828	*
Blueprint Medicines Corp.	7,800	420,498	*
CareDx Inc.	13,000	326,820	*
Celldex Therapeutics Inc.	77,587	15,354	*
Chimerix Inc.	40,401	103,831	*
Conatus Pharmaceuticals Inc.	21,766	37,655	*
Concert Pharmaceuticals Inc.	16,497	207,037	*
Eagle Pharmaceuticals Inc.	8,195	330,177	*
Emergent BioSolutions Inc.	20,581	1,220,042	*
Enanta Pharmaceuticals Inc.	13,882	983,262	*
FibroGen Inc.	6,900	319,332	*
Geron Corp.	90,000	90,000	*
Halozyme Therapeutics Inc.	16,732	244,789	*
Infinity Pharmaceuticals Inc.	30,551	36,050	*
Insmed Inc.	13,017	170,783	*
Insys Therapeutics Inc.	31,827	111,394	*
Loxo Oncology Inc.	3,300	462,231	*
Momenta Pharmaceuticals Inc.	34,600	381,984	*
NewLink Genetics Corp.	24,740	37,605	*
Osiris Therapeutics Inc.	12,466	168,291	*
PTC Therapeutics Inc.	27,000	926,640	*
Puma Biotechnology Inc.	11,200	227,920	*
REGENXBIO Inc.	8,200	343,990	*
Sangamo Therapeutics Inc.	25,608	293,980	*
Spectrum Pharmaceuticals Inc.	18,000	157,500	*
Trevena Inc.	31,141	13,391	*
Vanda Pharmaceuticals Inc.	37,000	966,810	*
Total Biotechnology		10,507,193
Health Care Equipment & Supplies — 5.9%
AngioDynamics Inc.	8,021	161,463	*
Avanos Medical Inc.	13,559	607,308	*
Cardiovascular Systems Inc.	17,604	501,538	*

See Notes to Financial Statements.

16	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Health Care Equipment & Supplies — continued
Globus Medical Inc., Class A Shares	8,200	$354,896	*
Haemonetics Corp.	8,500	850,425	*
Heska Corp.	5,270	453,747	*
ICU Medical Inc.	2,935	673,964	*
Inogen Inc.	3,300	409,761	*
Integer Holdings Corp.	6,100	465,186	*
Lantheus Holdings Inc.	27,468	429,874	*
LivaNova PLC	5,300	484,791	*
Masimo Corp.	5,383	577,973	*
Merit Medical Systems Inc.	15,700	876,217	*
Natus Medical Inc.	16,774	570,819	*
Neogen Corp.	5,100	290,700	*
NxStage Medical Inc.	18,791	537,798	*
OraSure Technologies Inc.	38,026	444,144	*
Orthofix Medical Inc.	7,041	369,582	*
STAAR Surgical Co.	12,000	382,920	*
Surmodics Inc.	6,300	297,738	*
Total Health Care Equipment & Supplies		9,740,844
Health Care Providers & Services — 1.1%
Addus HomeCare Corp.	10,200	692,376	*
Amedisys Inc.	5,200	608,972	*
Ensign Group Inc.	14,209	551,167
Total Health Care Providers & Services		1,852,515
Health Care Technology — 0.2%
Teladoc Health Inc.	6,200	307,334	*
Life Sciences Tools & Services — 1.0%
Cambrex Corp.	11,329	427,783	*
Luminex Corp.	8,014	185,203
Medpace Holdings Inc.	8,900	471,077	*
Syneos Health Inc.	15,508	610,240	*
Total Life Sciences Tools & Services		1,694,303
Pharmaceuticals — 1.8%
Amphastar Pharmaceuticals Inc.	14,818	294,878	*
Corcept Therapeutics Inc.	34,750	464,260	*
Endo International PLC	33,000	240,900	*
Horizon Pharma PLC	32,782	640,560	*
Innoviva Inc.	27,020	471,499	*
Intersect ENT Inc.	12,302	346,671	*

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	17

Schedule of investments (cont’d)

December 31, 2018

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Pharmaceuticals — continued
Revance Therapeutics Inc.	12,567	$252,974	*
Supernus Pharmaceuticals Inc.	5,246	174,272	*
Total Pharmaceuticals		2,886,014
Total Health Care		26,988,203
Industrials — 14.0%
Aerospace & Defense — 0.8%
AAR Corp.	11,675	435,944
Curtiss-Wright Corp.	8,033	820,330
Total Aerospace & Defense		1,256,274
Airlines — 0.3%
Hawaiian Holdings Inc.	19,960	527,144
Building Products — 2.0%
Apogee Enterprises Inc.	17,500	522,375
Builders FirstSource Inc.	38,708	422,304	*
Continental Building Products Inc.	16,233	413,130	*
Masonite International Corp.	11,700	524,511	*
NCI Building Systems Inc.	23,540	170,665	*
Patrick Industries Inc.	25,000	740,250	*
Universal Forest Products Inc.	20,079	521,251
Total Building Products		3,314,486
Commercial Services & Supplies — 2.5%
ACCO Brands Corp.	34,230	232,079
Essendant Inc.	26,722	336,163
Herman Miller Inc.	23,822	720,615
HNI Corp.	8,400	297,612
Quad/Graphics Inc.	21,061	259,472
RR Donnelley & Sons Co.	68,858	272,678
Steelcase Inc., Class A Shares	66,329	983,659
Tetra Tech Inc.	17,409	901,264
Total Commercial Services & Supplies		4,003,542
Construction & Engineering — 2.2%
Argan Inc.	12,693	480,303
Dycom Industries Inc.	8,035	434,211	*
EMCOR Group Inc.	19,781	1,180,728
Granite Construction Inc.	12,600	507,528
KBR Inc.	24,169	366,885
MYR Group Inc.	9,439	265,897	*
Orion Group Holdings Inc.	8,451	36,255	*

See Notes to Financial Statements.

18	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Construction & Engineering — continued
Primoris Services Corp.	19,751	$377,837
Total Construction & Engineering		3,649,644
Machinery — 1.8%
Briggs & Stratton Corp.	25,000	327,000
Global Brass & Copper Holdings Inc.	16,807	422,696
Manitowoc Co. Inc.	30,000	443,100	*
Meritor Inc.	25,000	422,750	*
Milacron Holdings Corp.	32,500	386,425	*
Mueller Water Products Inc., Class A Shares	19,837	180,517
SPX Corp	6,820	191,028	*
TEREX CORP	18,000	496,260
Total Machinery		2,869,776
Professional Services — 1.6%
Barrett Business Services Inc.	5,181	296,612
Insperity Inc.	14,700	1,372,392
Navigant Consulting Inc.	21,566	518,663
TrueBlue Inc.	19,949	443,865	*
Total Professional Services		2,631,532
Road & Rail — 0.8%
Saia Inc.	8,734	487,532	*
Werner Enterprises Inc.	29,554	873,025
Total Road & Rail		1,360,557
Trading Companies & Distributors — 2.0%
Aircastle Ltd.	33,679	580,626
BMC Stock Holdings Inc.	41,000	634,680	*
CAI International Inc.	23,768	552,131	*
H&E Equipment Services Inc.	14,330	292,618
Herc Holdings Inc.	18,000	467,820	*
Rush Enterprises Inc., Class A Shares	15,500	534,440
Veritiv Corp.	9,000	224,730	*
Total Trading Companies & Distributors		3,287,045
Total Industrials		22,900,000
Information Technology — 16.9%
Communications Equipment — 1.6%
ADTRAN Inc.	22,084	237,182
Aerohive Networks Inc.	33,248	108,389	*
Ciena Corp.	24,253	822,419	*
Finisar Corp.	16,280	351,648	*

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	19

Schedule of investments (cont’d)

December 31, 2018

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Communications Equipment — continued
NETGEAR Inc.	13,038	$678,367	*
Plantronics Inc.	10,640	352,184
Total Communications Equipment		2,550,189
Electronic Equipment, Instruments & Components — 3.4%
Belden Inc.	7,827	326,934
Benchmark Electronics Inc.	41,029	868,994
Electro Scientific Industries Inc.	9,569	286,687	*
Insight Enterprises Inc.	9,030	367,973	*
Methode Electronics Inc.	21,955	511,332
Plexus Corp.	17,199	878,525	*
Sanmina Corp.	35,613	856,849	*
ScanSource Inc.	7,438	255,718	*
SYNNEX Corp.	3,809	307,920
Tech Data Corp.	11,366	929,852	*
Total Electronic Equipment, Instruments & Components		5,590,784
IT Services — 1.8%
CACI International Inc., Class A Shares	3,300	475,299	*
EVERTEC Inc.	18,553	532,471
MAXIMUS Inc.	8,200	533,738
NIC Inc.	35,577	444,001
Science Applications International Corp.	5,300	337,610
Travelport Worldwide Ltd.	40,319	629,783
Total IT Services		2,952,902
Semiconductors & Semiconductor Equipment — 3.2%
Amkor Technology Inc.	57,937	380,067	*
Axcelis Technologies Inc.	22,290	396,762	*
Brooks Automation Inc.	11,119	291,095
Cirrus Logic Inc.	22,619	750,498	*
Cohu Inc.	20,453	328,680
Diodes Inc.	18,761	605,230	*
Entegris Inc.	20,000	557,900
Integrated Device Technology Inc.	7,720	373,880	*
Lattice Semiconductor Corp.	55,108	381,347	*
Power Integrations Inc.	4,360	265,873
Rudolph Technologies Inc.	13,180	269,795	*
Silicon Laboratories Inc.	7,000	551,670	*
Total Semiconductors & Semiconductor Equipment		5,152,797

See Notes to Financial Statements.

20	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Software — 6.7%
Benefitfocus Inc.	6,300	$288,036	*
Bottomline Technologies de Inc.	6,610	317,280	*
Box Inc., Class A Shares	55,543	937,566	*
Cloudera Inc.	37,000	409,220	*
CommVault Systems Inc.	10,633	628,304	*
Fair Isaac Corp.	4,700	878,900	*
Hortonworks Inc.	61,598	888,243	*
HubSpot Inc.	3,600	452,628	*
Imperva Inc.	15,173	844,984	*
Manhattan Associates Inc.	22,634	959,003	*
New Relic Inc.	9,918	803,060	*
Pegasystems Inc.	9,207	440,371
Progress Software Corp.	28,067	996,098
Rubicon Project Inc.	26,168	97,607	*
The Trade Desk Inc.	4,900	568,694	*
TiVo Corp.	40,928	385,132
Varonis Systems Inc.	4,033	213,346	*
Verint Systems Inc.	21,747	920,115	*
Total Software		11,028,587
Technology Hardware, Storage & Peripherals — 0.2%
Cray Inc.	15,000	323,850	*
Intevac Inc.	12,339	64,533	*
Total Technology Hardware, Storage & Peripherals		388,383
Total Information Technology		27,663,642
Materials — 3.2%
Chemicals — 0.8%
A Schulman Inc., CVR	19,282	0	(a)(b)(c)
Koppers Holdings Inc.	12,843	218,845	*
Trinseo SA	15,649	716,411
Tronox Ltd., Class A Shares	44,037	342,608
Total Chemicals		1,277,864
Containers & Packaging — 0.3%
Greif Inc., Class A Shares	14,854	551,232
Metals & Mining — 0.9%
Coeur Mining Inc.	56,741	253,632	*
Commercial Metals Co.	25,389	406,732
Hecla Mining Co.	86,013	202,991
Warrior Met Coal Inc.	27,500	663,025
Total Metals & Mining		1,526,380

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	21

Schedule of investments (cont’d)

December 31, 2018

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Paper & Forest Products — 1.2%
Boise Cascade Co.	22,636	$539,868
Louisiana-Pacific Corp.	30,500	677,710
Verso Corp.	32,500	728,000	*
Total Paper & Forest Products		1,945,578
Total Materials		5,301,054
Real Estate — 6.6%
Equity Real Estate Investment Trusts (REITs) — 5.8%
CBL & Associates Properties Inc.	47,347	90,906
Chatham Lodging Trust	19,471	344,247
DiamondRock Hospitality Co.	98,311	892,664
GEO Group Inc.	35,000	689,500
Hersha Hospitality Trust	18,301	320,999
InfraREIT Inc.	16,289	342,395
Pebblebrook Hotel Trust	32,322	915,043
PotlatchDeltic Corp.	27,229	861,526
Preferred Apartment Communities Inc., Class A Shares	27,254	383,191
RLJ Lodging Trust	42,097	690,391
RPT Realty	31,461	375,959
Ryman Hospitality Properties Inc.	9,624	641,825
Sabra Health Care REIT Inc.	25,000	412,000
Summit Hotel Properties Inc.	49,418	480,837
Sunstone Hotel Investors Inc.	79,219	1,030,639
Washington Prime Group Inc.	56,538	274,775
Xenia Hotels & Resorts Inc.	42,536	731,619
Total Equity Real Estate Investment Trusts (REITs)		9,478,516
Real Estate Management & Development — 0.8%
HFF Inc., Class A Shares	19,401	643,337
Marcus & Millichap Inc.	14,039	481,959	*
RE/MAX Holdings Inc., Class A Shares	5,050	155,288
Total Real Estate Management & Development		1,280,584
Total Real Estate		10,759,100
Utilities — 4.5%
Electric Utilities — 2.2%
ALLETE Inc.	13,702	1,044,366
IDACORP Inc.	4,708	438,127
PNM Resources Inc.	32,986	1,355,395
Portland General Electric Co.	16,393	751,619
Total Electric Utilities		3,589,507

See Notes to Financial Statements.

22	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

QS U.S. Small Capitalization Equity Fund

Security		Shares	Value
Gas Utilities — 1.5%
ONE Gas Inc.		12,079	$961,488
Southwest Gas Holdings Inc.		13,677	1,046,291
Spire Inc.		6,500	481,520
Total Gas Utilities			2,489,299
Independent Power and Renewable Electricity Producers — 0.7%
Clearway Energy Inc., Class C Shares		7,983	137,707
Vistra Energy Corp.		42,232	966,690	*
Total Independent Power and Renewable Electricity Producers			1,104,397
Multi-Utilities — 0.1%
Unitil Corp.		3,041	153,996
Total Utilities			7,337,199
Total Investments before Short-Term Investments (Cost — $179,695,701)			163,035,818

	Rate
Short-Term Investments — 0.5%
Invesco Treasury Portfolio, Institutional Class (Cost — $831,928)	2.482%	831,928	831,928
Total Investments — 99.9% (Cost — $180,527,629)			163,867,746
Other Assets in Excess of Liabilities — 0.1%			89,551
Total Net Assets — 100.0%			$163,957,297

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Value is less than $1.

Abbreviations used in this schedule:

CVR	— Contingent Value Rights

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	23

Statement of assets and liabilities

December 31, 2018

Assets:
Investments, at value (Cost — $180,527,629)	$163,867,746
Dividends and interest receivable	258,082
Receivable for Fund shares sold	120,387
Prepaid expenses	36,807
Other assets	119,908
Total Assets	164,402,930

Liabilities:
Trustees’ fees payable	124,657
Investment management fee payable	97,687
Payable for Fund shares repurchased	89,654
Service and/or distribution fees payable	13,722
Accrued expenses	119,913
Total Liabilities	445,633
Total Net Assets	$163,957,297

Net Assets:
Par value (Note 7)	$160
Paid-in capital in excess of par value	178,953,132
Total distributable earnings (loss)	(14,995,995)
Total Net Assets	$163,957,297

See Notes to Financial Statements.

24	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

Net Assets:
Class A	$11,916,043
Class A2	$34,495,401
Class C	$3,578,899
Class FI	$107,026
Class I	$10,456,976
Class IS	$103,402,952

Shares Outstanding:
Class A	1,158,378
Class A2	3,405,191
Class C	378,041
Class FI	10,942
Class I	993,190
Class IS	10,079,955

Net Asset Value:
Class A (and redemption price)	$10.29
Class A2 (and redemption price)	$10.13
Class C*	$9.47
Class FI (and redemption price)	$9.78
Class I (and redemption price)	$10.53
Class IS (and redemption price)	$10.26
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.92
Class A2 (based on maximum initial sales charge of 5.75%)	$10.75

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	25

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Dividends and distributions	$2,795,274
Return of capital (Note 1(c))	(192,222)
Net Dividends and Distributions	2,603,052
Interest	26,693
Less: Foreign taxes withheld	(825)
Total Investment Income	2,628,920

Expenses:
Investment management fee (Note 2)	1,474,457
Service and/or distribution fees (Notes 2 and 5)	193,031
Transfer agent fees (Note 5)	192,864
Registration fees	97,240
Fund accounting fees	54,745
Audit and tax fees	43,422
Trustees’ fees	31,708
Shareholder reports	30,551
Legal fees	24,887
Insurance	9,906
Custody fees	4,619
Fees recaptured by investment manager (Note 2)	1,084
Interest expense	762
Miscellaneous expenses	11,179
Total Expenses	2,170,455
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(207,583)
Net Expenses	1,962,872
Net Investment Income	666,048

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	18,576,628
REIT distributions	101,806
Net Realized Gain	18,678,434
Change in Net Unrealized Appreciation (Depreciation) From Investments	(48,761,749)
Net Loss on Investments	(30,083,315)
Decrease in Net Assets From Operations	$(29,417,267)

See Notes to Financial Statements.

26	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2018	2017

Operations:
Net investment income	$666,048	$3,012,368
Net realized gain	18,678,434	189,334,529
Change in net unrealized appreciation (depreciation)	(48,761,749)	(128,530,135)
Increase (Decrease) in Net Assets From Operations	(29,417,267)	63,816,762

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(17,122,593)	(22,583,727)
Decrease in Net Assets From Distributions to Shareholders	(17,122,593)	(22,583,727)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	13,492,563	192,940,860
Reinvestment of distributions	17,091,793	22,532,040
Cost of shares repurchased	(47,498,298)	(192,051,211)
Cost of shares redeemed in-kind (Note 8)	—	(729,980,328)
Decrease in Net Assets From Fund Share Transactions	(16,913,942)	(706,558,639)
Decrease in Net Assets	(63,453,802)	(665,325,604)

Net Assets:
Beginning of year	227,411,099	892,736,703
End of year(b)	$163,957,297	$227,411,099

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 10. For the year ended December 31, 2017, distributions from net investment income and net realized gains were $3,600,026 and $18,983,701, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 10. For the year ended December 31, 2017, end of year net assets included overdistributed net investment income of $(294,283).

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	27

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.55	$13.58	$11.95	$13.46	$13.80

Income (loss) from operations:
Net investment income (loss)	0.02	0.00 [2]	0.02	0.00 [2]	(0.03)
Net realized and unrealized gain (loss)	(2.13)	1.15	2.31	(0.64)	1.22
Total income (loss) from operations	(2.11)	1.15	2.33	(0.64)	1.19

Less distributions from:
Net investment income	(0.01)	(0.19)	(0.04)	—	—
Net realized gains	(1.14)	(0.99)	(0.66)	(0.87)	(1.53)
Total distributions	(1.15)	(1.18)	(0.70)	(0.87)	(1.53)

Net asset value, end of year	$10.29	$13.55	$13.58	$11.95	$13.46
Total return[3]	(15.58)%	8.46%	19.46%	(4.89)%	9.09%

Net assets, end of year (000s)	$11,916	$18,602	$20,690	$18,127	$17,244

Ratios to average net assets:
Gross expenses	1.22%	1.19%	1.19%[4]	1.20%[4]	1.21%[4]
Net expenses[5]	1.13 [6]	1.19 [6]	1.19 [4]	1.20 [4,6]	1.20 [4,6]
Net investment income (loss)	0.11	0.03	0.18	0.01	(0.21)

Portfolio turnover rate	26%	41%[7]	33%	34%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets did not exceed 1.20%. This arrangement is expected to continue until December 31, 2020, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A2 Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.39	$13.44	$11.84	$13.37	$13.75

Income (loss) from operations:
Net investment income (loss)	(0.01)	(0.02)	0.00 [2]	(0.02)	(0.04)
Net realized and unrealized gain (loss)	(2.11)	1.14	2.28	(0.64)	1.19
Total income (loss) from operations	(2.12)	1.12	2.28	(0.66)	1.15

Less distributions from:
Net investment income	—	(0.18)	(0.02)	—	—
Net realized gains	(1.14)	(0.99)	(0.66)	(0.87)	(1.53)
Total distributions	(1.14)	(1.17)	(0.68)	(0.87)	(1.53)

Net asset value, end of year	$10.13	$13.39	$13.44	$11.84	$13.37
Total return[3]	(15.82)%	8.29%	19.23%	(5.08)%	8.82%

Net assets, end of year (000s)	$34,495	$38,534	$31,598	$22,061	$14,399

Ratios to average net assets:
Gross expenses	1.45%	1.42%[4]	1.45%	1.49%[4]	1.58%[4]
Net expenses[5,6]	1.35	1.40 [4]	1.40	1.40 [4]	1.40 [4]
Net investment income (loss)	(0.08)	(0.17)	(0.02)	(0.19)	(0.33)

Portfolio turnover rate	26%	41%[7]	33%	34%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets did not exceed 1.40%. This arrangement is expected to continue until December 31, 2020, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.66	$12.76	$11.31	$12.88	$13.37

Income (loss) from operations:
Net investment loss	(0.08)	(0.09)	(0.07)	(0.10)	(0.13)
Net realized and unrealized gain (loss)	(1.97)	1.07	2.18	(0.60)	1.17
Total income (loss) from operations	(2.05)	0.98	2.11	(0.70)	1.04

Less distributions from:
Net investment income	—	(0.09)	—	—	—
Net realized gains	(1.14)	(0.99)	(0.66)	(0.87)	(1.53)
Total distributions	(1.14)	(1.08)	(0.66)	(0.87)	(1.53)

Net asset value, end of year	$9.47	$12.66	$12.76	$11.31	$12.88
Total return[2]	(16.18)%	7.66%	18.61%	(5.59)%	8.24%

Net assets, end of year (000s)	$3,579	$5,110	$5,646	$6,012	$6,367

Ratios to average net assets:
Gross expenses	1.93%[3]	1.96%[3]	1.96%[3]	1.96%[3]	2.09%
Net expenses[4,5]	1.83 [3]	1.95 [3]	1.95 [3]	1.95 [3]	1.95
Net investment loss	(0.58)	(0.73)	(0.59)	(0.74)	(0.96)

Portfolio turnover rate	26%	41%[6]	33%	34%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets did not exceed 1.95%. This arrangement is expected to continue until December 31, 2020, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

30	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.96	$13.04	$11.54	$13.03	$13.42

Income (loss) from operations:
Net investment income (loss)	0.00	0.00 [2]	0.02	(0.03)	(0.03)
Net realized and unrealized gain (loss)	(2.04)	1.11	2.24	(0.59)	1.17
Total income (loss) from operations	(2.04)	1.11	2.26	(0.62)	1.14

Less distributions from:
Net investment income	—	(0.20)	(0.10)	—	—
Net realized gains	(1.14)	(0.99)	(0.66)	(0.87)	(1.53)
Total distributions	(1.14)	(1.19)	(0.76)	(0.87)	(1.53)

Net asset value, end of year	$9.78	$12.96	$13.04	$11.54	$13.03
Total return[3]	(15.73)%	8.49%	19.51%	(4.91)%	8.97%

Net assets, end of year (000s)	$107	$216	$167	$64	$1,218

Ratios to average net assets:
Gross expenses	1.36%[4]	1.28%	1.66%[4]	1.36%[4]	1.48%[4]
Net expenses[5,6]	1.20 [4]	1.20	1.20 [4]	1.20 [4]	1.20 [4]
Net investment income (loss)	0.02	0.04	0.20	(0.21)	(0.24)

Portfolio turnover rate	26%	41%[7]	33%	34%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets did not exceed 1.20%. This arrangement is expected to continue until December 31, 2020, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.84	$13.85	$12.10	$13.60	$13.90

Income (loss) from operations:
Net investment income	0.04	0.04	0.05	0.10	0.03
Net realized and unrealized gain (loss)	(2.18)	1.18	2.36	(0.69)	1.23
Total income (loss) from operations	(2.14)	1.22	2.41	(0.59)	1.26

Less distributions from:
Net investment income	(0.03)	(0.24)	—	(0.04)	(0.03)
Net realized gains	(1.14)	(0.99)	(0.66)	(0.87)	(1.53)
Total distributions	(1.17)	(1.23)	(0.66)	(0.91)	(1.56)

Net asset value, end of year	$10.53	$13.84	$13.85	$12.10	$13.60
Total return[2]	(15.41)%	8.77%	19.88%	(4.51)%	9.53%

Net assets, end of year (000s)	$10,457	$22,847	$23,387	$275,797	$5,559

Ratios to average net assets:
Gross expenses	1.01%[3]	0.92%[3]	0.98%	0.76%[3]	0.78%[3]
Net expenses[4]	0.90 [3,5]	0.90 [3,5]	0.90 [5]	0.76 [3]	0.77 [3,5]
Net investment income	0.31	0.32	0.43	0.76	0.19

Portfolio turnover rate	26%	41%[6]	33%	34%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets did not exceed 0.90%. This arrangement is expected to continue until December 31, 2020, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

32	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.54	$13.56	$11.92	$13.41	$13.73

Income (loss) from operations:
Net investment income	0.07	0.06	0.07	0.06	0.03
Net realized and unrealized gain (loss)	(2.15)	1.17	2.33	(0.64)	1.21
Total income (loss) from operations	(2.08)	1.23	2.40	(0.58)	1.24

Less distributions from:
Net investment income	(0.06)	(0.26)	(0.10)	(0.04)	(0.03)
Net realized gains	(1.14)	(0.99)	(0.66)	(0.87)	(1.53)
Total distributions	(1.20)	(1.25)	(0.76)	(0.91)	(1.56)

Net asset value, end of year	$10.26	$13.54	$13.56	$11.92	$13.41
Total return[2]	(15.33)%	9.02%	20.04%	(4.47)%	9.50%

Net assets, end of year (millions)	$103	$142	$811	$788	$743

Ratios to average net assets:
Gross expenses	0.85%[3]	0.76%	0.76%[3]	0.75%[3]	0.76%
Net expenses[4,5]	0.75 [3]	0.75	0.75 [3]	0.75 [3]	0.75
Net investment income	0.50	0.47	0.60	0.44	0.24

Portfolio turnover rate	26%	41%[6]	33%	34%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

QS U.S. Small Capitalization Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

34	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Common stocks:
Communication services	$5,573,791	—	$0	*	$5,573,791
Materials	5,301,054	—	0	*	5,301,054
Other common stocks	152,160,973	—	—		152,160,973
Total long-term investments	163,035,818	—	0	*	163,035,818
Short-term investments†	831,928	—	—		831,928
Total investments	$163,867,746	—	$0	*	$163,867,746

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(c) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

36	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

(e) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$29,446	$(29,446)

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution and distributions paid in connection with the redemption of Fund shares from prior year.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	37

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. To the extent LMPFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMPFA will pay QS Investors and Western Asset monthly the entire management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 1.00% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

As a result of voluntary expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets are not expected to exceed 1.20%, 1.40%, 1.95%, 1.20% and 0.90% for Class A, Class A2, Class C, Class FI and Class I shares, respectively. These arrangements are expected to continue until December 31, 2020, but may be terminated at any time by LMPFA.

During the year ended December 31, 2018, fees waived and/or expenses reimbursed amounted to $207,583.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class I	Class IS
Expires December 31, 2019	—	$13,105	$644	$656	$172,259	$92,034
Expires December 31, 2020	—	7,072	644	160	4,689	92,486
Expires December 31, 2021	$16,205	39,050	4,922	339	16,859	130,157
Total fee waivers/expense reimbursements subject to recapture	$16,205	$59,227	$6,210	$1,155	$193,807	$314,677

38	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

For the year ended December 31, 2018, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class C	Class FI	Class I	Class IS
LMPFA recaptured	$269	$1	$676	$138

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$1,092	$46,835	—
CDSCs	—	19	$26

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of December 31, 2018, Legg Mason and its affiliates owned 57% of the Fund.

3. Investments

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$54,298,396
Sales	82,758,727

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	39

Notes to financial statements (cont’d)

At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$180,652,404	$21,142,676	$(37,927,334)	$(16,784,658)

4. Derivative instruments and hedging activities

During the year ended December 31, 2018, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$41,919	†	$21,333
Class A2	101,142		141,036
Class C	49,434	†	3,864
Class FI	536		556
Class I	—		24,473
Class IS	—		1,602
Total	$193,031		$192,864

†

Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2018, the service and/or distribution fees reimbursed amounted to $5 and $46 for Class A and Class C shares, respectively.

For the year ended December 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$16,210
Class A2	39,050
Class C	4,968
Class FI	339
Class I	16,859
Class IS	130,157
Total	$207,583

40	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Investment Income:
Class A	$6,350	$249,372
Class A2	—	471,544
Class C	—	34,743
Class FI	—	3,070
Class I	32,218	366,741
Class IS	561,442	2,474,556
Total	$600,010	$3,600,026

Net Realized Gains:
Class A	$1,231,829	$1,283,663
Class A2	3,487,936	2,621,059
Class C	408,169	375,895
Class FI	11,231	15,050
Class I	1,055,178	1,522,549
Class IS	10,328,240	13,165,485
Total	$16,522,583	$18,983,701

7. Shares of beneficial interest

At December 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	41,170	$553,323	159,819	$2,180,304
Shares issued on reinvestment	118,052	1,213,576	109,778	1,494,562
Shares repurchased	(373,351)	(5,004,168)	(421,015)	(5,793,597)
Net decrease	(214,129)	$(3,237,269)	(151,418)	$(2,118,731)

Class A2
Shares sold	624,678	$8,448,747	709,165	$9,604,441
Shares issued on reinvestment	344,317	3,487,936	230,043	3,092,603
Shares repurchased	(441,670)	(5,965,356)	(412,562)	(5,639,938)
Net increase	527,325	$5,971,327	526,646	$7,057,106

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	41

Notes to financial statements (cont’d)

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class C
Shares sold	11,783	$152,624	17,122	$217,404
Shares issued on reinvestment	43,039	407,581	32,222	410,059
Shares repurchased	(80,332)	(949,219)	(88,317)	(1,138,729)
Net decrease	(25,510)	$(389,014)	(38,973)	$(511,266)

Class FI
Shares sold	2,943	$39,805	3,807	$49,774
Shares issued on reinvestment	1,148	11,231	1,392	18,120
Shares repurchased	(9,803)	(124,099)	(1,336)	(18,165)
Net increase (decrease)	(5,712)	$(73,063)	3,863	$49,729

Class I
Shares sold	106,380	$1,496,010	254,776	$3,526,905
Shares issued on reinvestment	102,831	1,081,787	134,980	1,876,655
Shares repurchased	(866,439)	(12,203,810)	(428,505)	(6,008,314)
Net decrease	(657,228)	$(9,626,013)	(38,749)	$(604,754)

Class IS
Shares sold	196,095	$2,802,054	13,046,439	$177,362,032
Shares issued on reinvestment	1,062,408	10,889,682	1,145,965	15,640,041
Shares repurchased	(1,677,272)	(23,251,646)	(11,610,646)	(173,452,468)
Shares redeemed in-kind	—	—	(51,919,719)	(729,980,328)
Net decrease	(418,769)	$(9,559,910)	(49,337,961)	$(710,430,723)

8. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For year ended December 31, 2017, the Fund had redemptions-in-kind with total proceeds in the amount of $729,980,328. The net realized gains on these redemptions-in-kind amounted to $157,190,286, which was not realized for tax purposes.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended December 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,282,011	$10,634,302
Net long-term capital gains	14,840,582	11,949,425
Total distributions paid	$17,122,593	$22,583,727

42	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed long-term capital gains — net	$2,391,418
Other book/tax temporary differences(a)	(602,755)
Unrealized appreciation (depreciation)(b)	(16,784,658)
Total accumulated earnings (losses) — net	$(14,995,995)

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of distributions from real estate investment trusts, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

10. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2018 Annual Report	43

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and

Shareholders of QS U.S. Small Capitalization Equity Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS U.S. Small Capitalization Equity Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

44	QS U.S. Small Capitalization Equity Fund 2018 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At its November 2018 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the investment management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the investment advisory agreement (the “Advisory Agreement”) between the Manager and QS Investors, LLC (the “Subadviser”) and the subadvisory agreement (the “Cash Management Agreement”) between the Manager and Western Asset Management Company, LLC (“Western Asset”) pursuant to which Western Asset is engaged to provide day-to-day management of the Fund’s cash and short-term investments. (The Management, Advisory and Cash Management Agreements are collectively referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 10, 2018, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager to assist the Board, and in particular the Independent Trustees, in considering continuation of the Agreements. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Independent Trustees further discussed continuation of the Agreements in an executive session with independent legal counsel on November 1, 2018. The Board, including the Independent Trustees, at its November 2018 meeting, reviewed and evaluated the materials, including supplemental materials, provided to assist the Board in considering continuation of the Agreements.

In voting to approve continuation of the Agreements, the Board, including the Independent Trustees, considered whether continuation of the Agreements would be in the best interests of the Fund. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. The Board considered that although no assets were currently being allocated to Western Asset, the Manager recommended that the Cash Management Agreement with Western Asset be continued to permit allocation of assets to Western Asset at such time as the Manager determined to be appropriate. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund to approve continuation of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser and available to be provided by Western Asset, under the Management, Advisory and Cash Management Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Subadviser and Western Asset. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, the Manager’s role in coordinating the activities of the

QS U.S. Small Capitalization Equity Fund	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Subadviser, Western Asset and the Fund’s other service providers and the services rendered by the Subadviser. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Subadviser and Western Asset, and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the financial strength of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager, the Subadviser and Western Asset and the oversight provided by the Manager. The Board also considered the Subadviser’s brokerage policies and practices, the standards applied in seeking best execution and the existence of quality controls applicable to brokerage allocation procedures. The Board noted that the Subadviser does not use soft dollars.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. The Board noted that although useful, the data provided by Broadridge may vary depending on the end dates selected and the selection of a peer group. In addition, the Board noted that it also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its Performance Universe and benchmark, as well as other performance measures, such as Morningstar rankings, and had met with the Fund’s portfolio manager at in-person meetings during the year.

The Board noted that the Fund’s performance for the five-year period ended June 30, 2018 placed the Class I Shares in the second quintile (the first quintile being the best performers and the fifth quintile being the worst performers.), the Fund’s performance for the one-year period ended June 30, 2018 placed the Class I Shares in the third quintile and the Fund’s performance for the three-year period ended June 30, 2018 placed the Class I Shares in the fifth quintile. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that, with respect to these factors, it was in the best interests of the Fund to approve continuation of the Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Subadviser, respectively. The Board reviewed the subadvisory fees, noting that the Manager,

46	QS U.S. Small Capitalization Equity Fund

and not the Fund, pays the fee to the Subadviser and would pay the fee to Western Asset. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived by the Manager which partially reduced the management fee owed to the Manager under the Management Agreement) (the “Actual Management Fee”). The Board also considered that the contractual expense cap had been extended to December 31, 2020 and that the Manager had in place additional voluntary expense caps.

The Board also reviewed information regarding the fees the Manager and the Subadviser charged any of their U.S. clients that were included in the same performance composite as the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Subadviser and Western Asset. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that for the Class I Shares the Contractual and Actual Management Fees were lower than the median of the Broadridge expense group (first quintile) and that actual expense ratios were lower than the Broadridge expense group median (first quintile) and lower than the expense universe median (second quintile) (the first quintile being the lowest fees and the fifth quintile being the highest fees). The Board also reviewed the expense ratios for Class A2 and Class IS Shares of the Fund.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2018 and 2017, which corresponds to Legg Mason’s fiscal year end. The Board also received certain information showing historical profitability for fiscal years 2014 through 2018. The Board noted that in 2016 Legg Mason had engaged an independent consultant to assess the methodologies used by Legg Mason for its profitability study and the Board received a report from the independent consultant. The Board also noted that Legg Mason detailed the changes to its methodology from those used in 2016. The Board considered the profitability study along with the other materials previously provided to the Board and concluded that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Among other information, the Board reviewed

QS U.S. Small Capitalization Equity Fund	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

management fee reductions due to waivers during the Manager’s 2014, 2015, 2017 and 2018 fiscal years. Given the asset size of the Fund and the complex and the fee waivers, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, enhanced industry recognition and the potential for reduced vendor pricing. The Board also considered the information provided regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Contractual and Actual Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interests of the Fund.

48	QS U.S. Small Capitalization Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS U.S. Small Capitalization Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

QS U.S. Small Capitalization Equity Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

Jill E. McGovern

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); formerly, Board Member, Bridges School (pre- school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

50	QS U.S. Small Capitalization Equity Fund

Independent Trustees† cont’d

S. Ford Rowan

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola

Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

QS U.S. Small Capitalization Equity Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	137
Other board memberships held by Trustee during past five years	None

Executive Officers

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

52	QS U.S. Small Capitalization Equity Fund

Executive Officers cont’d

Thomas C. Mandia Legg Mason 100 Stamford Place, 6th Floor, Stamford, CT 06902

Year of Birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with LeggMason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

QS U.S. Small Capitalization Equity Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

54	QS U.S. Small Capitalization Equity Fund

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS U.S. Small Capitalization Equity Fund	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record date	12/18/2018
Payable date	12/19/2018
Ordinary income:
Qualified dividend income for individuals	79.46%
Dividends qualifying for the dividends
received deduction for corporations	77.15%
Long-term capital gain dividend	$1.024910

Please retain this information for your records.

56	QS U.S. Small Capitalization Equity Fund

QS

U.S. Small Capitalization Equity Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective May 7, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

QS U.S. Small Capitalization Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS U.S. Small Capitalization Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS U.S. Small Capitalization Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013159 2/19 SR19-3557

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2017 and December 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $57,354 in December 31, 2017 and $335,324 in December 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2017 and $0 in December 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,817 in December 31, 2017 and $0 in December 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2017 and $12,000 in December 31, 2018, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2017 and December 31, 2018; Tax Fees were 100% and 100% for December 31, 2017 and December 31, 2018; and Other Fees were 100% and 100% for December 31, 2017 and December 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $160,000 in December 31, 2017 and $678,000 in December 31, 2018.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 25, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2019